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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 15, 2003

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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

     On July 15, 2003, American Express Company issued a press release announcing the acquisition of Rosenbluth International, Inc. Such press release is filed herein as Exhibit 99.1.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY (REGISTRANT)


                                       By:  /s/ STEPHEN P. NORMAN
                                            Stephen P. Norman
                                            Secretary



DATE: July 15, 2003

                               EXHIBIT INDEX


Item No.    Description
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99.1        Press release of American Express Company, dated July 15, 2003, announcing the acquisition of Rosenbluth International, Inc.